UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2009

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300
Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On May 5, 2009, HCP, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Representatives”), pursuant to which the Company agreed to issue and sell 20,700,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), in an underwritten public offering (the “Offering”).  UBS Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Barclays Capital Inc.; Citigroup Global Markets Inc.; and J.P. Morgan Securities Inc. acted as joint book-running managers for the Offering. Calyon Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Wachovia Capital Markets, LLC; ABN AMRO Incorporated; KeyBanc Capital Markets Inc.; Scotia Capital (USA) Inc.; SunTrust Robinson Humphrey, Inc.; Keefe, Bruyette & Woods, Inc.; Morgan Keegan & Company, Inc.; Oppenheimer & Co. Inc.; Robert W. Baird & Co. Incorporated; and Stifel, Nicolaus & Company, Incorporated acted as co-managers for the Offering.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Net proceeds from the offering are being used to repay all amounts of indebtedness outstanding under the Company’s bridge loan facility, with the remainder to be used for general corporate purposes.

The press release announcing the commencement of the Offering is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement between the Company and UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, dated May 5, 2009.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the Offering.

8.1	Opinion of Latham & Watkins LLP regarding tax matters.

23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1).

99.1	Press Release, dated May 4, 2009.

99.2	Press Release, dated May 5, 2009.

99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

Date: May 8, 2009	By:	/s/ Edward J. Henning
Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this Current Report on Form 8-K are the documents listed below:

Exhibit No.	Description
1.1

Underwriting Agreement between the Company and UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, dated May 5, 2009.

5.1	Opinion of Ballard Spahr Andrews & Ingersoll, LLP relating to the Offering.
8.1	Opinion of Latham & Watkins LLP regarding tax matters.
23.1	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibits 5.1).
99.1	Press Release, dated May 4, 2009.
99.2	Press Release, dated May 5, 2009.
99.3	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-137225).